Subsequent event	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent event

28.	Subsequent event

Tariffs

On February 1, 2025, the President of the United States issued three executive orders directing the United States to impose new tariffs on imports originating from Canada, Mexico, and China. These orders call for additional 25% duty on imports into the United States of Canadian-origin and Mexican-origin products and 10% duty on Chinese-origin products, except for Canadian energy resources that are subject to an additional 10% duty.

On April 2, 2025, the orders in regard to goods imported from Canada and Mexico that are compliant with the Canada-United States-Mexico Agreement were suspended for a one-month period. The Company is assessing the direct and indirect impacts to its business of such tariffs, retaliatory tariffs or other trade protectionist measures as this situation develops.